SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12

                          Pioneer America Income Trust
                             Pioneer Balanced Fund
                               Pioneer Bond Fund
             Pioneer Money Market Trust (Pioneer Cash Reserves Fund)
                         Pioneer Emerging Markets Fund
                           Pioneer Equity-Income Fund
                              Pioneer Europe Fund
                                  Pioneer Fund
                             Pioneer Growth Shares
                            Pioneer High Yield Fund
                           Pioneer Independence Fund
                             Pioneer Indo-Asia Fund
                            Pioneer Interest Shares
                       Pioneer International Growth Fund
                       Pioneer Limited Maturity Bond Fund
                             Pioneer Micro-Cap Fund
                              Pioneer Mid-Cap Fund
                           Pioneer Mid-Cap Value Fund
                           Pioneer Real Estate Shares
                       Pioneer Science & Technology Fund
                           Pioneer Small Company Fund
                         Pioneer Strategic Income Fund
                          Pioneer Tax-Free Income Fund
                            Pioneer Tax-Managed Fund
                                   Pioneer II
                        Pioneer Variable Contracts Trust
                           Pioneer World Equity Fund
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                                Q&A PHONE SCRIPT

                                 Proxy Vote for
  Approval of New Management Contract with Pioneer Investment Management, Inc.
                           (Sale of PGI to UniCredito)


Q: WHAT DO THE PROPOSALS FOR MY FUND MEAN?
A: Here is what a FOR vote means for each of the proposals being considered.

PROPOSAL 1(A):
APPROVAL OF A NEW MANAGEMENT CONTRACT BETWEEN YOUR FUND AND PIONEER
INVESTMENT MANAGEMENT, INC. The new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc., the parent of your fund's investment adviser, Pioneer Investment Management, Inc., by UniCredito Italiano S.p.A. is consummated.

PROPOSAL 1(B) (FOR SHAREHOLDERS OF PIONEER INDO-ASIA FUND ONLY):

APPROVAL OF A NEW SUBADVISORY CONTRACT BETWEEN PIONEER INVESTMENT
MANAGEMENT, INC. AND KOTHARI PIONEER AMC LTD. The new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc., the parent of your fund's investment adviser, Pioneer Investment Management, Inc., by UniCredito Italiano S.p.A. is consummated.

PROPOSAL 2:
ELECT EIGHT TRUSTEES TO THE BOARD (NINE TRUSTEES IN THE CASE OF PIONEER REAL ESTATE SHARES). The Trustees supervise your fund's activities and review contractual arrangements with companies that provide services to the fund. The proxy statement includes detailed information about all nominees.

PROPOSAL 3 (FOR SHAREHOLDERS OF PIONEER INTEREST SHARES ONLY):
TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. If approved Arthur Andersen LLP will continue to serve as the fund's auditors for the current fiscal year.

Q: WHO MAKES THE FINAL DECISIONS ABOUT THESE PROPOSALS?
A: Shareholders must make the final decision, either by attending the meeting and voting in person or by voting by proxy.

Q: WHY DO I HAVE TO VOTE? I'M NOT A PIONEER STOCKHOLDER.
A: Your fund's current management contract will terminate by operation of law upon the consummation of the sale of The Pioneer Group, Inc. to UniCredito Italiano S.p.A. Therefore, your fund will need a new management contract. Federal securities law requires that shareholders approve each new management contract. The new management contract covered by this vote will take effect following the sale of The Pioneer Group, Inc. to UniCredito Italiano S.p.A.

Q: TELL ME MORE ABOUT THIS SALE.
A: On May 15, 2000, The Pioneer Group, Inc. and UniCredito Italiano S.p.A. announced an agreement under which UniCredito is expected to purchase all the outstanding stock of Pioneer Group.

Q: WHEN AND WHERE WILL THE SHAREHOLDER MEETING TAKE PLACE?
A: The meeting is scheduled for September 11, 2000 at 2:00 p.m. in Boston.

Q: TELL ME ABOUT UNICREDITO. WHY IS THE SALE TO THIS COMPANY GOOD FOR PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER"), PIONEER FUNDS' INVESTMENT ADVISER?
A: UniCredito Italiano Group is Italy's largest banking group based on market capitalization. Based in Milan, UniCredito has over $80 billion in assets under management, over 3,600 branches, reported net earnings of $1.2 billion in 1999 and a return on equity of over 20%.

Pioneer anticipates that the transaction and its affiliation with UniCredito will benefit Pioneer and the funds in a number of ways, including the following:

o Pioneer's expertise may be enhanced by the experience and expertise of UniCredito's investment management professionals. While no change in the management of the funds is currently planned, Pioneer will be able to draw upon the expertise of UniCredito's team of professionals to strengthen Pioneer's portfolio management capabilities.
o The combination will provide additional opportunities for Pioneer's personnel and provide the security of being part of a larger, financially stronger company. This development should enhance Pioneer's ability to attract and retain highly qualified staff members.
o UniCredito has made the growth of its asset management operations a key component of its business plans. This commitment should assist Pioneer in continuing to expand its business, attract more assets to the funds and maintain the high level of services it provides to the funds.

At the same time, there are no current plans to change Pioneer's tradition of fundamental investment analysis that has been the hallmark of our success.

Q: WHAT DOES THIS MEAN FOR MY PIONEER MUTUAL FUND INVESTMENTS?
A: Each Pioneer mutual fund is a separate business trust. Each fund has an independent Board of Trustees. The trustees are charged with the responsibility of making certain that the funds are operated in the best interest of shareholders and that the funds' assets under management are protected. They will continue to fulfill this role. Representatives of Pioneer discussed with the trustees the anticipated effects of the transaction and, together with a representative of UniCredito, indicated their belief that as a consequence of the transaction, the operations of the funds and the capabilities of Pioneer to provide advisory and other services to the funds would not be adversely affected and should be enhanced by the resources of UniCredito, though there could be no assurance as to any particular benefits that may result.

The proxy you received contains more information about UniCredito and the future management of Pioneer.

UniCredito shares Pioneer's investment philosophy, so we anticipate no material change in our management approach.

Q: WILL NEW PORTFOLIO MANAGERS TAKE OVER THE INVESTMENT MANAGEMENT OF THE PIONEER MUTUAL FUNDS? A: We do not anticipate any change in any fund's current portfolio manager in connection with the transaction. UniCredito brings additional resources and skill sets, including a tremendous expertise in European investing, to our investment management capability, lending greater strength and support to our money management effort for shareholders of the Pioneer funds.

Q: WHO WILL HEAD UP PIONEER UNDER THE NEW BUSINESS STRUCTURE?
A: David Tripple, Pioneer's current President, will be President and CEO of Pioneer U.S., reporting to Fabio Innocenzi, CEO of Pioneer Global Asset Management and Executive Vice Chairman of Pioneer U.S. John F. Cogan, Jr., the current President and CEO of Pioneer Group, will become the Deputy Chairman of Pioneer Global Asset Management and non-executive Chairman of Pioneer U.S.

Q: WHEN WILL THE SALE BE FINAL?
A: We expect the sale of Pioneer to UniCredito to be finalized during the third quarter of this year.

Q: HOW CAN I CAST MY VOTE ON THESE PROPOSALS IF I AM UNABLE TO ATTEND THE
MEETING?
A: Touch-Tone telephone or Internet voting are available to most shareholders. Simply look up the 14-digit Control Number shown on the proxy card you have received. Then, either call 1-888-221-0697 or visit HTTP://WWW.PROXYWEB.COM any time, any day prior to the meeting date. Identify yourself with the Control Number on your proxy card and cast your vote. All shareholders have the option to vote by mail. Simply complete and sign the proxy card and mail it in the postage-paid envelope provided.

[gears   MARKET MECHANICS       2   [pushpin PIONEER POINTS        4     [blueprint Investor Blueprint   5
graphic] Why people Listen          graphic] Find Information            graphic]   Market Benchmarks
         when Alan Greenspan                 You Can Use @                          Are Changing
         Speaks                              www.pioneerfunds.com


P   I   O   N   E   E   R         N   E   W   S
           ---------------------------------------------------------------------
                                                   Fall 2000, Volume 14, Issue 3


--------------------------------/
                                /       [remainder of newsletter]
Pioneer Joins Forces            /
with Italian Firm               /
                                /
As you may have read in the     /
press, The Pioneer Group, Inc.  /
has agreed to be acquired by    /
UniCredito Italiano S.p.A.,     /
Italy's second largest banking  /
group. This move is expected to /
enhance the leadership position /
of Pioneer within the United    /
States and around the world.    /
Read more about this change and /
what it means to you in the     /
next issue of PIONEER NEWS.     /
                                /
                                /
                             [graphic]



 [logo
PIONEER]

8626-00-0800
(c) Pioneer Funds Distributor, Inc.
Underwriter of Pioneer
Mutual Funds

                                                                         [logo
                                                                        PIONEER]





P   I   O   N   E   E   R      I   N   V   E   S   T   M   E   N   T   S (SM)
--------------------------------------------------------------------------------





                                                            QUARTERLY

                                                          PERFORMANCE

                                                               REPORT

                                                  -------------------

                                                  AS OF JUNE 30, 2000





        o  BEAT THE HEAT WITH PIONEER FUND Read
           about portfolio manager John Carey's take on technology in the current market environment

        o  UNICREDITO UPDATE Get the latest on
           UniCredito's proposed purchase of Pioneer, as well as related proxy information.

        o PIONEER'S SELLING SYSTEM Make the most of Pioneer's literature--follow the Selling
           System!

        o  WHAT'S GOING ONLINE?  Connecting with
           Pioneer





        INVESTMENT PRODUCTS:
        NOT FDIC INSURED
        MAY LOSE VALUE
        NO BANK GUARANTEE



                                                     FOR BROKER/DEALER USE ONLY
                                                     NOT FOR USE WITH THE PUBLIC

[beginning of report]


--------------------------------------------------------------------------------
AN UPDATE ON UNICREDITO'S PROPOSED PURCHASE OF PIONEER
--------------------------------------------------------------------------------


As you've likely seen in the press, UniCredito Italiano Group has agreed to purchase The Pioneer Group, Inc. (PGI), the parent company of Pioneer Investment Management, Inc.

The proposed acquisition is subject to regulatory approval in both the U.S.
and other jurisdictions. PGI's Board of Directors has already approved the sale; stockholders will be asked to approve it. Pioneer mutual funds' trustees have approved the change in business structure; next the vote will go to Pioneer mutual fund shareholders. Your clients will receive a proxy statement in July or August asking for approval to continue the management contract between their fund(s) and Pioneer after the change in ownership.

On completion of the sale, Pioneer Investments will become a wholly owned subsidiary of UniCredito; however, there are no current plans to change Pioneer's tradition of fundamental investment analysis that has been the hallmark of our success. In fact, Pioneer will become the name and brand of all UniCredito's mutual funds. UniCredito will be committed to broadening and strengthening recognition of the Pioneer brand on a global basis.

Pioneer U.S. (formerly PGI) will stay in Boston, and Pioneer's current portfolio managers are expected to continue to manage your clients' mutual funds. UniCredito will bring additional resources and skill sets, including expertise in European investing, to our investment management capability, lending greater strength and support to our money management effort for Pioneer shareholders.

UNICREDITO'S ASSET MANAGEMENT SUBSIDIARY, EUROPLUS, IS ONE OF EUROPE'S LARGEST AND FASTEST-GROWING ASSET MANAGERS. THE COMPANY CURRENTLY MANAGES 90 NON-U.S. MUTUAL FUNDS AND HAS APPROXIMATELY $80 BILLION IN ASSETS UNDER MANAGEMENT

It's important to Pioneer that individuals like you, who have contributed to our past successes, move with us into a future where we can support your sales efforts more effectively under a new business structure. Pioneer is pleased to have the opportunity to join an organization with the reputation and breadth of UniCredito. With this combination, Pioneer will become a key element in a truly world-class global investment engine.

            FOR BROKER/DEALER USE ONLY. NOT FOR USE WITH THE PUBLIC.

[remainder of report]


8689-00-0700
(c) Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds

            FOR BROKER/DEALER USE ONLY. NOT FOR USE WITH THE PUBLIC.

               LITERATURE / SITEMAP / CAREER OPPORTUNITIES / CONTACT US  [logo
                                                                        PIONEER]
--------------------------------------------------------------------------------

PIONEER Mutual Funds

                   News    August 3, 2000

----------------   The Pioneer Group, Inc. and       [Science &         [Today's
WHY YOU NEED       UniCredito Italiano S.p.A.        Technology         DJIA
AN INVESTMENT      announced an agreement under      graphic]           graphic]
PROFESSIONAL       under which UniCredito is
----------------   expected to purchase all of
FIND AN            the outstanding stock of
INVESTMENT         Pioneer Group. As a shareowner
PROFESSIONAL       in a Pioneer mutual fund, you
----------------   have the opportunity to voice
PRICING AND        your opinion on the proposals
PERFORMANCE        relating to the sale.
----------------
PIONEER'S          For proxy material and
GUIDE TO           information, please CLICK HERE [hyperlink]
INVESTING
----------------   Uni[C]redito Italiano Group announces acquisition of
PIONEER'S FUNDS    [T]he Pioneer Group, Inc. for $1.2 billion [hyperlink to
AND PRODUCTS       5/15/00 press release]
----------------
RETIREMENT PLANS             [remainder of screen]
----------------
FOR OUR
SHAREOWNERS
----------------
FOR INVESTMENT
PROFESSIONALS





                  (c) 2000 Pioneer Investment Management, Inc.

        HOME / LITERATURE / SITEMAP / CAREER OPPORTUNITIES / CONTACT US  [logo
                                                                        PIONEER]

                                                                          NEWS
                   -------------------------------------------------------------

----------------   ONLINE PROXY VOTING
WHY YOU NEED
AN INVESTMENT      Pioneer is asking for shareowner aproval of a new management
PROFESSIONAL       contract between each Fund and Pioneer Investment Management,
----------------   Inc. The new contract will take effect only if the proposed
FIND AN            acquisition of The Pioneer Group, Inc., the parent of the
INVESTMENT         funds' investment adviser, Pioneer Investment Management,
PROFESSIONAL       Inc., is consummated.
----------------
PRICING AND        Shareowners of the Funds listed below may vote online.
PERFORMANCE
----------------   The Proxy is available for download in Adobe Acrobat format.
PIONEER'S          In order to view the file, your computer must be equipped
GUIDE TO           with ADOBE ACROBAT READER [hyperlink].
INVESTING
----------------   o VOTE ONLINE (This will take you to a non-Pioneer site)
PIONEER'S FUNDS      [hyperlink to www.proxyweb.com]
AND PRODUCTS       o READ THE PROXY COVER LETTER [hyperlink]
----------------   o DOWNLOAD THE PROXY [hyperlink]
RETIREMENT PLANS
----------------   TO VIEW OR DOWNLOAD A FUND REPORT, CLICK ON THE APPROPRIATE
FOR OUR            LINE:
SHAREOWNERS
----------------   ANNUAL REPORTS:

[search option]    o Pioneer Mid-Cap Fund- 9/30/99
                   o Pioneer II- 9/30/99
                   o Pioneer Strategic Income Fund- 9/30/99
                   o Pioneer Emerging [Markets] Fund- 11/30/99
                   o Pioneer Micro[-]Cap Fund- 11/30/99
                   o Pioneer International Growth Fund- 11/30/99
                   o Pioneer Limited Maturity Bond Fund- 11/30/99
                   o Pioneer Equity[-]Income Fund- 10/3[1]/99
                  [o Pioneer Europe Fund- 10/31/99]
                   o Pioneer Small Company Fund- 10/3[1]/99
                   o Pioneer Indo-Asia Fund- 10/3[1]/99
                   o Pioneer [Mid-Cap Value] Fund- 10/3[1]/99
                   o Pioneer Tax-Free Income Fund- 12/31/99
                   o Pioneer Fund- 12/31/99
                   o Pioneer Balanced Fund- 12/31/99
                   o Pioneer America Income [Trust]- 12/31/99
                   o Pioneer Cash Reserves Fund- 12/31/99
                   o Pioneer Growth Shares- 12/31/99
                   o Pioneer Bond Fund- [6]/3[0]/99
                   o Pioneer Real Estate Shares- 12/31/99
                   o Pioneer Variable Contracts Trust- 12/31/99
                  [o Pioneer Equity-Income VCT Portfolio Class II- 12/31/99]

                   o Pioneer Independ[e]nce Fund- 12/31/99
                   o Pioneer Interest Shares- 12/31/99
                   o Pioneer Tax-Managed Fund- 12/31/99
                  [o Pioneer World Equity Fund- 3/31/00]


                   SEMIANNUAL REPORTS:

                   o Pioneer Strategic Income Fund- 3/31/00
                   o Pioneer Mid-Cap Fund- 3/31/00
                   o Pioneer II- 3/31/00
                   o Pioneer Europe Fund- 4/30/00
                   o Pioneer Mid-Cap Value Fund- 4/30/00
                   o Pioneer Equity-Income Fund- 4/30/00
                   o Pioneer Small Company Fund- 4/30/00
                   o Pioneer Bond Fund- 12/31/99
                   o Pioneer Limited Maturity Bond Fund- 5/31/00
                   o Pioneer International Growth Fund- 5/31/00
                   o Pioneer Micro-Cap Fund- 5/31/00
                   o Pioneer Emerging Markets Fund- 5/31/00
                   o Pioneer Indo-Asia Fund- 4/30/00
                   o Pioneer High Yield Fund- 4/30/00


                    (c) 2000 Pioneer Funds Distributor, Inc.

[graphic]        HOME / SEARCH / SITEMAP / CONTACT US / LOGOUT / CHANGE PASSWORD

                                   INVESTMENT
   PRODUCTS      SALES TOOLS        INSIGHTS        PERFORMANCE        SERVICES        ABOUT PIONEER
----------------------------------------------------------------------------------------------------
MUTUAL FUNDS     SALES SUPPORT     MANAGER          FUND RETURNS     CLIENT ACCOUNT    INVESTING
                                   BRIEFINGS                         ACCESS            PHILOSOPHY
RETIREMENT       CLASSIC                            CURRENT
PLANS            CONCEPTS          MARKET           PRICING          ORDER             HISTORICAL
                                   COMMENTARY                        LITERATURE        TIMELINE
VARIABLE         SELLING IRAS                       HISTORICAL
ANNUITIES                          MANAGER AUDIO    PRICING          ACCOUNT
                 CALCULATORS       CLIPS                             SERVICES
                                                    DISTRIBUTIONS
                 HYPOTHETICAL                                        DOWNLOAD
                 ILLUSTRATIONS                      QUARTERLY        FORMS
                                                    PERFORMANCE
                                                    REPORT

PIONEER INVESTMENT MANAGEMENT

I N V E S T M E N T   P R O F E S S I O N A L   R E S O U R C E   C E N T E R

[Pioneer Science &
Technology Fund graphic]         [NEWS graphic]              Aug 3, 2000

Pioneer Science & Technology Fund    [Pioneer Vision VA's go
hyperlink                            multi-manager! graphic]

                                 o Important proxy material and information
                                   related to the shareholder vote.

                                 o UNICREDITO ITALIANO GROUP ANNOUNCES
                                   ACQUISITION OF THE PIONEER GROUP, INC.
                                   FOR $1.2 BILLION

                                 o Introducing Pioneer Science & Technology
                                   Fund
                                      o Experience the Power of Possibilities
                                      o Fund Manager Q&A

                                 o Quarterly Performance Report now
                                   available

                                 o Pioneer Strategic Income Fund

                                 o Pioneer Tax-Managed Fund

                                 o Four New Manager Briefings

                                 [OTHER PIONEER SITES graphic]

                                 [Select a Site option]

 [logo
PIONEER]------------------------------------------------------------------------
                     (c) 2000 Pioneer Investment Management, Inc.

[INVESTMENT PROFESSIONAL                    Home / Search / Sitemap / Contact Us
RESOURCE CENTER graphic]                                Logout / Change Password
--------------------------------------------------------------------------------

[PRODUCTS graphic]                           ONLINE PROXY VOTING
-----------------------      [mouse graphic: hyperlink to www.proxyweb.com]
MUTUAL FUNDS
RETIREMENT PLANS        ONLINE PROXY VOTING
VARIABLE ANNUITIES
                        The Pioneer Group, Inc. ("PGI") and UniCredito Italiano
[SALES TOOLS graphic]   S.p.A. ("UniCredito"), one of Italy's largest banking
----------------------- groups, have entered into an agreement under which
SALES SUPPORT           UniCredito will acquire all of the outstanding shares of
CLASSIC CONCEPTS        PGI, subject to regulatory and other approvals.
SELLING ROTH IRAS
CALCULATORS             Shareholders of each Pioneer mutual fund must approve a
                        new management contract with Pioneer Investment
[INVESTMENT             Management, Inc. Shareholders may vote online, but not
INSIGHTS graphic]       on this site.
-----------------------
MANAGER BRIEFINGS       The Proxy is available for download in Adobe Acrobat
MARKET COMMENTARY       format. In order to view the file, your computer must be
                        equipped with ADOBE ACROBAT READER [hyperlink].
[PERFORMANCE graphic]
-----------------------    o VOTE ONLINE (This will take you to a non-Pioneer
FUND RETURNS                 site) [hyperlink to www.proxyweb.com]
CURRENT PRICING            o READ THE PROXY COVER LETTER [hyperlink]
HISTORICAL PRICING         o DOWNLOAD THE PROXY [hyperlink] (PDF Format)
DISTRIBUTIONS
QUARTERLY PERFORMANCE   TO VIEW OR DOWNLOAD A FUND REPORT, CLICK ON THE
   REPORT               APPROPRIATE LINE:

[SERVICES graphic]      ANNUAL REPORTS:
-----------------------
CLIENT ACCOUNT ACCESS      o Pioneer Mid-Cap Fund- 9/30/99
ORDER LITERATURE           o Pioneer II- 9/30/99
ACCOUNT SERVICES           o Pioneer Strategic Income Fund- 9/30/99
DOWNLOAD FORMS             o Pioneer Emerging [Markets] Fund- 11/30/99
SHAREOWNER MANUAL          o Pioneer Micro[-]Cap Fund- 11/30/99
                           o Pioneer International Growth Fund- 11/30/99
[ABOUT PIONEER graphic]    o Pioneer Limited Maturity Bond Fund- 11/30/99
-----------------------    o Pioneer Equity[-]Income Fund- 10/3[1]/99
INVESTING PHILOSOPHY      [o Pioneer Europe Fund- 10/31/99]
HISTORICAL TIMELINE        o Pioneer Small Company Fund- 10/3[1]/99
                           o Pioneer Indo-Asia Fund- 10/3[1]/99
                           o Pioneer [Mid-Cap Value] Fund- 10/3[1]/99
                           o Pioneer Tax-Free Income Fund- 12/31/99
                           o Pioneer Fund- 12/31/99

                           o Pioneer Balanced Fund- 12/31/99
                           o Pioneer America Income [Trust]- 12/31/99
                           o Pioneer Cash Reserves Fund- 12/31/99
                           o Pioneer Growth Shares- 12/31/99
                           o Pioneer Bond Fund- [6]/3[0]/99
                           o Pioneer Real Estate Shares- 12/31/99
                           o Pioneer Variable Contracts Trust- 12/31/99
                          [o Pioneer Equity-Income VCT Portfolio
                             Class II- 12/31/99]
                           o Pioneer Independ[e]nce Fund- 12/31/99
                           o Pioneer Interest Shares- 12/31/99
                           o Pioneer Tax-Managed Fund- 12/31/99
                          [o Pioneer World Equity Fund- 3/31/00]


                        SEMIANNUAL REPORTS:

                           o Pioneer Strategic Income Fund- 3/31/00
                           o Pioneer Mid-Cap Fund- 3/31/00
                           o Pioneer II- 3/31/00
                           o Pioneer Europe Fund- 4/30/00
                           o Pioneer Mid-Cap Value Fund- 4/30/00
                           o Pioneer Equity-Income Fund- 4/30/00
                           o Pioneer Small Company Fund- 4/30/00
                           o Pioneer Bond Fund- 12/31/99
                           o Pioneer Limited Maturity Bond Fund- 5/31/00
                           o Pioneer International Growth Fund- 5/31/00
                           o Pioneer Micro-Cap Fund- 5/31/00
                           o Pioneer Emerging Markets Fund- 5/31/00
                           o Pioneer Indo-Asia Fund- 4/30/00
                           o Pioneer High Yield Fund- 4/30/00


 [logo                  FOR BROKER/DEALER USE ONLY. NOT FOR USE WITH THE PUBLIC.
PIONEER]                --------------------------------------------------------

                            Copyright 2000 Pioneer Investment Management, Inc.
================================================================================